UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

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Definitive Information Statement

SILVERTON ADVENTURES, INC.

(Name of Registrant as Specified in Its Charter)

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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     Title of each class of securities to which transaction applies:

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Explanatory Note:

Revised to correct Appendix A, #4. Appendix A #4 should read, “2,500,000,000 shares”, not “250,000,000,000 shares”. The section has been rewritten accordingly.  No other changes were made.

SILVERTON ADVENTURES, INC.

6283-B South Valley View Boulevard

Las Vegas, Nevada 89118

702-876-1539

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO

SEND US A PROXY

Dear Stockholders:

This information statement (“Information Statement”) is being furnished to holders of record of our common stock, par value $0.00001 per share (the “Common Stock”), at the close of business on July 29, 2013 of SILVERTON ADVENTURES, INC., a Nevada corporation (the “Company”), with respect to certain corporate actions of the Company.  This Information Statement is first being mailed or furnished to the stockholders of the Company on or about August 13, 2013.

The purpose of this Information Statement is to notify stockholders of the Company that, on July 29, 2013, the Company received a written consent in lieu of a meeting of stockholders from the holder of 516,500,000 shares of Common Stock (representing 62.34% of the total voting power of the 828,508,292 issued and outstanding) and 1 share of Series “B” Preferred Stock (representing 75% of the total voting power) approving the Action. The written consent adopted resolutions approving an amendment to the Company’s articles of incorporation increasing the authorized number of common shares.

ONLY THE STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JULY 29, 2013 ARE ENTITLED TO NOTICE OF THE CORPORATE ACTION.  STOCKHOLDERS WHO HOLD IN EXCESS OF 51% OF THE VOTING POWER OF THE COMPANY’S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE ACTION HAVE VOTED IN FAVOR OF THE ACTION.  AS A RESULT, THE ACTION HAS BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDERS OF THE COMPANY.  THIS ACTION IS EXPECTED TO BE EFFECTIVE ON A DATE THAT IS AT LEAST 20 DAYS AFTER THE MAILING OF THIS INFORMATION STATEMENT.

The Company’s board of directors is not soliciting your proxy.  This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.  The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ron Miller

Ron Miller

President and Chief Executive Officer

July 29, 2013

SILVERTON ADVENTURES, INC.

6283-B South Valley View Boulevard

Las Vegas, Nevada 89118

702-876-1539

INFORMATION STATEMENT

This information statement (“Information Statement”) is being furnished to holders of record of the common stock, par value $0.00001 per share (the “Common Stock”), at the close of business on July 29, 2013 of SILVERTON ADVENTURES, INC., a Nevada corporation (the “Company”), with respect to certain corporate actions of the Company.  This Information Statement is first being mailed or furnished to the stockholders of the Company on or about August 13, 2013.

ABOUT THIS INFORMATION STATEMENT

What is the purpose of this Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify stockholders of the Company, as of the close of business on July 29, 2013 (the “Record Date”), of the corporate actions expected to be taken pursuant to the written consent of a principal stockholder of the Company.  A holder of the Company’s Common Stock has approved an amendment to the Company’s articles of incorporation increase the number of common shares authorized to be issued by the Company to 2,500,000,000 shares with the same par value of $0.00001.  In order to eliminate the costs and management time involve in holding a special meeting, and in order to effect the corporate action as soon as possible, the Company decided to proceed with the corporate action by obtaining the written consent of a stockholder holding a majority of the voting power of the Company, in accordance with Nevada Law.

Who is entitled to notice?

All holders of shares of Common Stock of record on the close of business on the Record Date are entitled to notice of the Action.

On what corporate matters did the principal stockholders vote?

One shareholder, which holds more than 51% of the total issued and outstanding voting capital stock of the Company on the Record Date, holds a majority of the issued and outstanding voting capital stock required to vote on the Action.  The stockholder has voted for the following:

• For the approval of an amendment to the articles of incorporation of the Company to increase the number of common shares of the Company authorized to be issued to 2,500,000,000, par value $0.00001.

What vote is required to approve the Action?

In order to amend the articles of incorporation of the Company to increase the authorized common stock of the Company to 2,500,000,000, par value $0.00001.  On July 29, 2013, one (1) stockholder of the Company voted in favor of the Action.  Under N.R.S. 78.320 of the Private Corporation Statutes, as amended, of the State of Nevada, and in accordance with the Bylaws of the Company, all activities requiring stockholder approval may be taken by obtaining the written consent and approval of more than 51% of the holders of voting stock in lieu of a meeting of the stockholders.  Because the shareholder is entitled to cast a vote representing more than 51% of the total issued and outstanding voting capital stock of the Company on the Record Date, no action by the minority stockholders in connection with the Action is required.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five percent, (ii) each of the Company’s executive officers, directors and director designees, and (iii) the Company’s executive officers, directors and director designees as a group.

Name of Beneficial Owner(1)	Number Of Common Shares	Percent Ownership
Rom Miller (2)	516,500,000-	62.34%

All Directors, Officers and Principal Stockholders as a Group	516,500,000	62.34%

(1)	The address of each shareholder is care of Silverton Adventures, Inc. at the address of record unless otherwise stated.
(2)	Ron Miller is the sole Director and officer of Silverton Adventures, Inc.
(3)	Ron Miller also holds 1 share of Series “B” Convertible Preferred Stock, which provides Mr. Miller 75% voting rights on all common stock matters.

ACTION

AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

On July 29, 2013, the Company’s sole member of the board of directors adopted a resolution declaring it advisable to amend the Company’s articles of incorporation to increase the number of common shares of the Company authorized to be issued to 2,500,000,000.  On July 29, 2013, the Company received a written consent in lieu of a meeting of stockholders from one (1) holder of 516,500,000 shares of Common Stock (representing 62.34% of the total voting power) and 1 share of Series “B” Preferred Stock (representing 75% of the total voting power) approving the Action.  A copy of the Articles of Amendment are attached as Appendix “A” hereto.

Purpose of the Action

Over the course of the last several months, the Board of Directors has discussed has discussed the availability of authorized common shares to be issued by the Company in light of the current market price and trading activity of the common shares of the Company on the OTC Markets QB tier and the rights of certain holders of convertible promissory notes to convert at a price pegged to market price.  As such, the Board of Directors has determined that it is in the best interest of the Company to increase the authorized number of common shares in order to meet the obligations of the Company under the terms of those certain convertible promissory notes.

In consideration of the new direction of the Company, the Board of Directors recommends that the Company increase the number of common shares that the Company is authorized to issue to 2,500,000,000 in order to meet the obligations of the Company under certain promissory notes.

Effective Date of the Amendment

The Articles of Amendment of the Company will become effective upon the filing of the certificate of amendment to the Company’s articles of incorporation with Secretary of State of the State of Nevada.  Pursuant to Rule 14c-2 under the Exchange Act, the foregoing Action may not become effective until a date that is at least 20 days after the date on which this Information Statement has been mailed to the stockholders of the Company.

Dissenters’ Right of Appraisal

Under Nevada law and the Company’s articles of incorporation and bylaws, no stockholder has any right to dissent to the proposed amendment to increase the number of common shares that the Company is authorized to issue and to change the par value, and no stockholder is entitled to appraisal of or payment for their shares of Common Stock pursuant to the Action.

No Meeting of Stockholders Required

The Company is not soliciting any votes with regard to the Action.  The principal stockholders that have consented to the Action hold a majority of the total issued and outstanding shares of voting capital stock and, accordingly, such principal stockholders have sufficient shares to approve the Action.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

On or about April 18, 2013, the Company issued 510,000,000 shares of Common Stock (Par Value $0.00001) to Ron Miller pursuant to an employment agreement and one (1) shares of Class “B” Preferred stock pursuant to a written consent of the shareholders.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any additional proposals in this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer, director or director nominee of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer, director or director nominee of the Company.  No director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company as set forth in this Information Statement.

ADDITIONAL INFORMATION

The Company files reports with the Securities and Exchange Commission (the “SEC”).  These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to securities laws.  You may read and copy materials the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company received contrary instructions from one or more of the security holders.  The Company shall deliver promptly, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.  A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at 6283-B South Valley View Boulevard, Las Vegas, Nevada 89118.  A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements, proxy statements and annual reports.

.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ron Miller

Ron Miller

President and Chief Executive Officer

July 29, 2013

APPENDIX A

Certificate of Amendment

   (Pursuant to NRS 79.385 and 78.390)

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporation

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1. Name of Corporation:

Silverton Adventures, Inc.

2. The articles have been amended as follows: (provide article numbers, if applicable)

4. Authorized Shares: The aggregate number of shares of common stock which the corporation shall have authority to issue shall consist of 2,500,000,000 shares of Common Stock having a $.00001 par value (Amended in Pertinent part).

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 516,500,000 of 979,999,994.

4. Effective date and time of filing (optional)

Date:

Time:

5. Signature: (required)

X

/S/ Ron Miller

 July 29, 2013

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.